[LOGO] Merrill Lynch  Investment Managers

Annual Report

August 31, 2002

MuniHoldings
New York
Insured Fund, Inc.

www.mlim.ml.com

                    MuniHoldings New York Insured Fund, Inc.

The Benefits and Risks of Leveraging

MuniHoldings New York Insured Fund, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities.

The Fund may also invest in swap agreements, which are over-the-counter contracts in which one party agrees to make periodic payments based on the change in market value of a specified bond, basket of bonds, or index in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different bond, basket of bonds or index. Swap agreements may be used to obtain exposure to a bond or market without owning or taking physical custody of securities.

                       MuniHoldings New York Insured Fund, Inc., August 31, 2002

DEAR SHAREHOLDER

For the year ended August 31, 2002, the Common Stock of MuniHoldings New York Insured Fund, Inc. earned $.883 per share income dividends, which included earned and unpaid dividends of $.073. This represents a net annualized yield of 5.64%, based on a year-end per share net asset value of $15.66. Over the same period, the total investment return on the Fund's Common Stock was +5.68%, based on a change in per share net asset value from $15.78 to $15.66, and assuming reinvestment of $.882 per share income dividends.

For the six-month period ended August 31, 2002, the Fund's Common Stock's total return was +4.93%, based on a change in per share net asset value of $15.40 to $15.66, and assuming reinvestment of $.438 per share net income dividends.

For the six-month period ended August 31, 2002, the Fund's Auction Market Preferred Stock had an average yield as follows: Series A, 1.08%; Series B, 1.14%; Series C, 1.41%; Series D, 1.37%; and Series E, 1.26%.

The Municipal Market Environment

During the six-month period ended August 31, 2002, the direction of long-term fixed income interest rates was driven as much by volatile U.S. equity markets and continued worldwide political tensions as by economic fundamentals. In early 2002, signs of an incipient U.S. economic recovery were largely offset by declines in U.S. stock markets allowing U.S. interest rates to remain in a relatively stable range. In early March, a number of economic indicators, including surging existing home sales, solid consumer spending and positive non-farm payroll growth following several months of job losses, suggested U.S. economic activity was continuing to strengthen. Also, in Congressional testimony, Federal Reserve Board Chairman Alan Greenspan was cautiously optimistic regarding future U.S. economic growth noting, while any increase in activity was likely to be moderate, "an economic expansion (was) well underway." These factors combined to push U.S. equity prices higher and bond prices sharply lower in expectation of a reversal of the Federal Reserve Board actions taken during the past 15 months. By the end of March 2002, long-term U.S. Treasury bond yields stood at 5.80%, their highest level in over 18 months.

During the past few months, however, bond yields reversed course to move sharply lower. Positive economic fundamentals were again overwhelmed by falling equity valuations and declines in investor confidence. U.S. gross domestic product
(GDP) activity in the first quarter of 2002, while recently revised downward to 5%, was considerably above the level of economic growth seen at the end of 2001. Additionally, a number of economic indicators, such as housing activity, consumer spending and weekly unemployment claims, have pointed to at least a modest economic recovery by the end of 2002. However, steady dramatic declines in U.S. equity markets have convinced most investors to conclude recently that the Federal Reserve Board is unlikely to increase short-term interest rates for the remainder of the year. U.S. Treasury issue prices have been boosted by erupting Middle East and India/Pakistan conflicts as many international investors prefer the safe haven status of U.S. Treasury securities. At the end of June 2002, long-term U.S. Treasury bond yields had declined to 5.50%.

In late July, U.S. GDP growth for the second quarter of 2002 was initially estimated at 1.1%. While subject to considerable revision, this initial estimate suggested that continued declines in U.S. equity prices were negatively affecting not only consumer, but business confidence as well, and undermining economic growth witnessed earlier this year. Some analysts have extrapolated that recent weakness will continue, if not accelerate. This has brought about forecasts that the Federal Reserve Board may soon be obliged to lower short-term interest rates both to offset equity market declines and boost consumer and business spending. The possibility of lower short-term interest rates helped push longer-term bond yields lower still during July and August. The dramatic decline in U.S. equity prices in late August triggered a significant fixed income rally as investors sought the safe-haven status of U.S. Treasury securities. By August 31, 2002, U.S. Treasury bond yields had fallen to 4.92%, a decline of approximately 50 basis points (0.50%) during the six-month period ended August 31, 2002.

During the period, municipal bond prices also generally rose. In early 2002, tax-exempt bond yields traded in a relatively narrow range as an increasingly positive technical position supported existing municipal bond prices. In March, however, increased economic activity and associated concerns regarding near-term Federal Reserve Board actions also pushed tax-exempt bond prices lower. By late March, long-term municipal revenue bond yields, as measured by the Bond Buyer Revenue Bond Index, had risen to 5.67%, their highest level in over a year. During recent months, tax-exempt bond yields have generally declined largely in response to the positive fixed income environment engendered by falling equity valuations. The municipal bond market's recent price advances have also been bolstered by the continued improvement in the tax-exempt market's technical position. Despite sizeable advances in the rate of new municipal bond issuance, investor demand has increased in recent months allowing tax-exempt bond prices to rise. By the end of August 2002, long-term municipal revenue bond yields stood at 5.25%, a decline of more than 30 basis points from their recent highs in March.

Investor demand has remained very positive throughout the period. The Investment Company Institute reported that thus far in 2002, municipal bond fund net cash flows have remained very strong at more than $11.4 billion, up over 60% compared to the same period in 2001. Additionally, investors received approximately $75 billion from June to August 2002 from bond maturities, proceeds from early redemptions and coupon income. Given the recent weakness in U.S. equity markets, much of these monies were likely reinvested in tax-exempt products. Perhaps more importantly, short-term municipal rates have continued to move lower in response to Federal Reserve Board actions. In reaction to Federal Reserve Board interest rate reductions, short-term municipal rates have declined to the 1%-1.25% range. As interest rates have declined, investors have extended maturities to take advantage of the steep municipal bond yield curve. The significant income sacrifice incurred by remaining in cash reserves has resulted in ongoing strong demand for municipal securities, especially in the 5-year-15-year maturity range.

Recent performance by the tax-exempt market has been even more impressive considering the increase in new bond issuance seen thus far in 2002. Throughout the past six months, almost $180 billion in new long-term municipal bonds was issued, an increase of nearly 25% compared to the same period in 2001. Nearly $100 billion in long-term tax-exempt securities was underwritten during the August quarter, an increase of more than 30% compared to the August 2001 quarter's level. Recent months' issuance has been dominated by a number of issues each of whose size has exceeded $1 billion. While these mega-deals have caused some temporary price disruptions, imbalances have been short-lived as these underwritings have been attractively priced and in-state demand has been very strong. Apart from the mega-deals, increased issuance has been well received as investor demand for the tax-advantaged, non-equity securities has been strong.

In the coming months, we believe interest rates are likely to remain volatile, with an expected upward bias. However, until equity market conditions stabilize, interest rates could remain near their current historically low levels. While recent stock market declines appear to have negatively affected economic growth in July and August 2002, business activity is likely to accelerate going forward. Governmental stimulus in response to the September 11, 2001 attacks has been significant. Ongoing military response to worldwide terrorism has helped reduce a once-sizeable Federal surplus to a material deficit. Further military action in early 2003 would likely result in increased Federal spending, higher deficits and increased Treasury financing. Increased Federal borrowings can be expected to put upward pressure on interest rates going forward.

Equity market declines have helped push interest rates to lower levels than economic fundamentals alone would support. When U.S. equity markets stabilize and economic activity resumes, associated interest rate increases should not be extreme. Inflationary pressures have remained well contained, meaning that significant interest rate increases are unlikely. As equity valuations are likely to only gradually recover, U.S. economic


                                     2 & 3

                       MuniHoldings New York Insured Fund, Inc., August 31, 2002

recovery is also likely to be a moderate process. This suggests that the pace of any interest rate increases will be gradual. As the municipal bond market's strong technical position can be expected to remain supportive in the coming months, future tax-exempt interest rate increases should be more restrained than their taxable counterparts.

Portfolio Strategy

As we entered the six-month period ended August 31, 2002, we focused on enhancing the Fund's dividend stream and seeking to reduce the Fund's volatility. Because of uncertain economic conditions, we expected market instability. Efforts to reduce portfolio volatility generally involves shortening the Fund's duration, which we accomplished in early 2002. This strategy worked well as interest rates rose in March. Since then, interest rates decreased as the result of both continued economic uncertainty and unstable equity markets. As interest rates fell further, we moved the Fund to a more defensive position. While this strategy may have been implemented a bit early, it is our belief that interest rates should not decline much further. We anticipate that a solid economic recovery should develop by early 2003 and push interest rates higher.

Recent unemployment figures for New York State reveal continued weakness in the labor market as recently released unemployment rates jumped from 4.9% to 6.0% in a year-over-year comparison. The State's employment base has been strongly affected by the downturn of the financial markets and the after effects of September 11, 2001 events. Following growth of 3.6% in total personal income in 2001, the State's budget division is expecting much lower growth of 0.5% in 2002. On a relative wealth basis, the State's per capita income of $36,019 in 2001, places the State as the fifth wealthiest in the nation.

During the period, the Fund's borrowing costs remained in the 1%-1.25% range. These attractive funding levels, in combination with a steep tax-exempt yield curve, generated a material income benefit to the Fund's Common Stock shareholders. Further declines in the Fund's borrowing costs would require significant easing of monetary policy by the Federal Reserve Board. While we do not expect such action, we believe it is less likely there will be an increase in short-term interest rates by the Federal Reserve Board. We anticipate that short-term borrowing costs should remain near current levels for the remainder of this year and into 2003. However, should the spread between short-term and long-term interest rates narrow, the benefits of leverage will decline and, as a result, reduce the yield paid on the Fund's Common Stock. (For a more complete explanation of the benefits and risks of leveraging, see page 1 of this report to shareholders.)

In Conclusion

We appreciate your ongoing interest in MuniHoldings New York Insured Fund, Inc., and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President and Director


/s/ Kenneth A. Jacob

Kenneth A. Jacob
Senior Vice President


/s/ John M. Loffredo

John M. Loffredo
Senior Vice President


/s/ Roberto Roffo

Roberto Roffo
Vice President and
Portfolio Manager

September 20, 2002

MANAGED DIVIDEND POLICY

The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Net Assets, which comprises part of the financial information included in this report.

QUALITY PROFILE (unaudited)

The quality ratings of securities in the Fund as of August 31, 2002 were as follows:

--------------------------------------------------------------------------------
                                                                      Percent of
S&P Rating/Moody's Rating                                      Total Investments
--------------------------------------------------------------------------------
AAA/Aaa.................................................................   83.8%
AA/Aa...................................................................    5.0
A/A.....................................................................    4.5
BBB/Baa.................................................................    2.0
NR (Not Rated)..........................................................    0.9
Other*..................................................................    3.8
--------------------------------------------------------------------------------

*     Temporary investments in short-term municipal securities.


                                     4 & 5

                       MuniHoldings New York Insured Fund, Inc., August 31, 2002

SCHEDULE OF INVESTMENTS                                           (in Thousands)

                      S&P      Moody's      Face
STATE              Ratings++  Ratings++    Amount  Issue                                                                      Value
====================================================================================================================================
New York--158.4%                                   Albany County, New York, Airport Authority, Airport Revenue Bonds,
                                                   AMT (d):
                      AAA       Aaa       $ 1,500    5.375% due 12/15/2017                                                   $ 1,586
                      AAA       Aaa         1,500    5.50% due 12/15/2019                                                      1,580
                      AAA       Aaa         5,200    6% due 12/15/2023                                                         5,781
                      --------------------------------------------------------------------------------------------------------------
                      AA        NR*         3,375  Albany, New York, IDA, Civic Facility Revenue Bonds (The University
                                                   Heights Association--Albany Law School), Series A, 6.75% due 12/01/2029     3,892
                      --------------------------------------------------------------------------------------------------------------
                      AAA       Aaa         1,000  Albany, New York, Municipal Water Finance Authority, Water and Sewer
                                                   System Revenue Refunding Bonds, Series A, 6.375% due 12/01/2017 (b)         1,162
                      --------------------------------------------------------------------------------------------------------------
                                                   Buffalo, New York, GO (d):
                      AAA       Aaa           920    6% due 12/01/2013                                                         1,060
                      AAA       Aaa         1,000    Series D, 6% due 12/01/2009 (f)                                           1,194
                      AAA       Aaa         1,000    Series D, 6% due 12/01/2013                                               1,152
                      AAA       Aaa         1,035    Series E, 6% due 12/01/2015                                               1,187
                      AAA       Aaa         1,165    Series E, 6% due 12/01/2017                                               1,321
                      AAA       Aaa         1,310    Series E, 6% due 12/01/2019                                               1,467
                      --------------------------------------------------------------------------------------------------------------
                                                   Erie County, New York, GO, Public Improvement, Series A:
                      NR*       Aaa         1,000    6% due 7/01/2011 (a)                                                      1,172
                      AAA       Aaa         1,025    5.75% due 10/01/2013 (b)                                                  1,162
                      AAA       Aaa         1,450    5.75% due 10/01/2014 (b)                                                  1,636
                      --------------------------------------------------------------------------------------------------------------
                      BBB       A3          6,000  Hempstead Town, New York, IDA, Resource Recovery Revenue Refunding
                                                   Bonds (American Refinery-Fuel Co. Project), 5% due 12/01/2010               6,155
                      --------------------------------------------------------------------------------------------------------------
                      NR*       Aaa           765  Holland, New York, Central School District, GO, Refunding, 5.50% due
                                                   6/15/2010 (d)                                                                 869
                      --------------------------------------------------------------------------------------------------------------
                      A1+       VMIG1@      6,100  Long Island Power Authority, New York, Electric System Revenue Bonds,
                                                   VRDN, Sub-Series 1B, 1.60% due 5/01/2033 (h)                                6,100
                      --------------------------------------------------------------------------------------------------------------
                                                   Metropolitan Transportation Authority, New York, Commuter Facilities
                                                   Revenue Bonds (f):
                      AAA       Aaa         6,600    (Grand Central Terminal), Series 1, 5.70% due 7/01/2005 (d)               7,354
                      AAA       Aaa         7,695    Series A, 5.625% due 1/01/2008 (e)                                        8,828
                      --------------------------------------------------------------------------------------------------------------
                                                   Metropolitan Transportation Authority, New York, Commuter Facilities
                                                   Revenue Refunding Bonds:
                      NR*       NR*           460    Series D, 5.125% due 1/01/2012 (e)(f)                                       515
                      NR*       NR*           540    Series D, 5.125% due 7/01/2022 (e)(j)                                       559
                      AAA       Aaa         2,265    Series E, 5% due 7/01/2013 (a)(f)                                         2,517
                      --------------------------------------------------------------------------------------------------------------
                                                   Metropolitan Transportation Authority, New York, Dedicated Tax Fund
                                                   Revenue Bonds, Series A:
                      AAA       Aaa         3,750    6.25% due 4/01/2013 (e)(j)                                                4,555
                      AAA       Aaa         3,000    5.25% due 10/01/2014 (d)(f)                                               3,393
                      AAA       Aaa         3,000    4.75% due 10/01/2015 (b)(f)                                               3,227
                      --------------------------------------------------------------------------------------------------------------
                      AAA       Aaa        50,000  Metropolitan Transportation Authority, New York, Revenue Refunding
                                                   Bonds, Series A, 5.75% due 11/15/2032 (d)                                  55,630
                      --------------------------------------------------------------------------------------------------------------
                      AA-       A3          1,500  Metropolitan Transportation Authority, New York, Service Contract
                                                   Revenue Bonds, Series B, 5.25% due 1/01/2031                                1,530
                      --------------------------------------------------------------------------------------------------------------
                      AAA       Aaa        29,000  Metropolitan Transportation Authority, New York, Service Contract
                                                   Revenue Refunding Bonds, Series A, 5.75% due 7/01/2031 (a)                 32,170
                      --------------------------------------------------------------------------------------------------------------
                                                   Metropolitan Transportation Authority, New York, Transit Facilities
                                                   Revenue Bonds (f):
                      AAA       Aaa         1,215    Series C, 4.75% due 1/01/2012 (d)                                         1,324
                      AAA       Aaa         2,535    Series C, 4.75% due 7/01/2012 (d)                                         2,772
                      AAA       Aaa         1,000    Series C-1, 5.50% due 7/01/2008 (e)                                       1,143
                      --------------------------------------------------------------------------------------------------------------
                      AAA       Aaa         5,000  Metropolitan Transportation Authority, New York, Transit Facilities
                                                   Revenue Refunding Bonds, Series A, 4.75% due 7/01/2021 (e)(j)               5,058
                      --------------------------------------------------------------------------------------------------------------
                      AAA       Aaa         2,385  Monroe Woodbury, New York, Central School District, GO, 5.625% due
                                                   5/15/2023 (e)                                                               2,510
                      --------------------------------------------------------------------------------------------------------------
                                                   Nassau County, New York, Interim Finance Authority, Revenue Refunding
                                                   Bonds, Series A-2 (a):
                      AAA       Aaa         4,795    5.375% due 11/15/2013                                                     5,276
                      AAA       Aaa         1,345    5.375% due 11/15/2014                                                     1,480
                      --------------------------------------------------------------------------------------------------------------
                      AAA       Aaa         5,210  Nassau Health Care Corporation, New York, Health System Revenue Bonds,
                                                   5.75% due 8/01/2029 (d)                                                     5,673
                      --------------------------------------------------------------------------------------------------------------
                      BBB       A3            705  New York City, New York, City Health and Hospital Corporation, Health
                                                   System Revenue Bonds, Series A, 5.375% due 2/15/2026                          707
                      --------------------------------------------------------------------------------------------------------------
                      AAA       Aaa         2,000  New York City, New York, City Health and Hospital Corporation, Health
                                                   System Revenue Refunding Bonds, Series A, 5.25% due 2/15/2017 (e)           2,116
                      --------------------------------------------------------------------------------------------------------------
                      A1+       NR*         4,100  New York City, New York, City Housing Development Corporation, M/F
                                                   Rental Housing Revenue Bonds (Carnegie Park), VRDN, Series A, 1.25% due
                                                   11/15/2019 (h)(k)                                                           4,100
                      --------------------------------------------------------------------------------------------------------------
                      AAA       Aaa        21,000  New York City, New York, City IDA, IDR (Japan Airlines Company), AMT,
                                                   6% due 11/01/2015 (d)                                                      22,776
                      --------------------------------------------------------------------------------------------------------------
                                                   New York City, New York, City Municipal Water Finance Authority, Water
                                                   and Sewer System Revenue Bonds:
                      AAA       NR*        23,000    Series A, 5.75% due 6/15/2027 (e)                                        25,295
                      AAA       Aaa         2,850    Series A, 5.75% due 6/15/2031 (b)                                         3,118
                      AAA       Aaa        11,350    Series B, 5.75% due 6/15/2026 (e)                                        12,567
                      AAA       Aaa        11,000    Series B, 5.75% due 6/15/2029 (e)                                        11,952
                      --------------------------------------------------------------------------------------------------------------
                                                   New York City, New York, City Municipal Water Finance Authority, Water
                                                   and Sewer System Revenue Refunding Bonds:
                      AAA       Aaa         4,250    Series A, 5.50% due 6/15/2023 (b)                                         4,435
                      AAA       Aaa         6,800    Series A, 5.50% due 6/15/2023 (e)                                         7,105
                      A1+       VMIG1@      9,300    VRDN, Fiscal 2003, Sub-Series C-3, 1.60% due 6/15/2018 (h)                9,300
                      A1+       VMIG1@      7,300    VRDN, Series G, 1.60% due 6/15/2024 (b)(h)                                7,300
                      --------------------------------------------------------------------------------------------------------------

Portfolio Abbreviations

To simplify the listings of MuniHoldings New York Insured Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.

AMT         Alternative Minimum Tax (subject to)
DRIVERS     Derivative Inverse Tax-Exempt Receipts
GO          General Obligation Bonds
HFA         Housing Finance Agency
IDA         Industrial Development Authority
IDR         Industrial Development Revenue Bonds
M/F         Multi-Family
PCR         Pollution Control Revenue Bonds
RIB         Residual Interest Bonds
VRDN        Variable Rate Demand Notes


                                     6 & 7

                       MuniHoldings New York Insured Fund, Inc., August 31, 2002

SCHEDULE OF INVESTMENTS (continued)                               (in Thousands)

                      S&P      Moody's      Face
STATE              Ratings++  Ratings++    Amount  Issue                                                                      Value
====================================================================================================================================
New York                                           New York City, New York, City Transitional Finance Authority Revenue
(continued)                                        Bonds, Future Tax Secured:
                      AAA       Aaa       $ 2,625    Series B, 5.50% due 2/01/2012 (e)                                       $ 2,983
                      AAA       Aaa         5,650    Series B, 5.50% due 2/01/2013 (e)                                         6,404
                      AAA       Aaa         6,405    Series B, 6.25% due 11/15/2018 (b)                                        7,390
                      A1+       VMIG1@        300    VRDN, Series C, 1.60% due 5/01/2028 (h)                                     300
                      --------------------------------------------------------------------------------------------------------------
                      AAA       Aaa         5,000  New York City, New York, City Trust Cultural Resource Revenue Bonds
                                                   (Museum of Modern Art), Series 2001-D, 5.125% due 7/01/2031 (a)             5,071
                      --------------------------------------------------------------------------------------------------------------
                                                   New York City, New York, GO:
                      AAA       Aaa         4,500    Series B, 5.75% due 8/01/2013 (e)                                         5,115
                      AAA       Aaa         9,500    Series C, 5.75% due 3/15/2027 (d)                                        10,459
                      AAA       Aaa           230    Series I, 6.25% due 4/15/2007 (e)(f)                                        269
                      AAA       Aaa         1,620    Series I, 6.25% due 4/15/2027 (e)                                         1,808
                      --------------------------------------------------------------------------------------------------------------
                                                   New York City, New York, GO, Refunding:
                      AAA       Aaa         1,000    Series A, 6.375% due 5/15/2013 (b)                                        1,181
                      AAA       NR*        10,000    Series A, 6.25% due 5/15/2026 (d)                                        11,325
                      A         A2          3,650    Series G, 5.75% due 2/01/2020                                             3,802
                      --------------------------------------------------------------------------------------------------------------
                                                   New York City, New York, IDA, Civic Facilities Revenue Bonds:
                      NR*       Aaa           885    (Anti-Defamation League Foundation), Series A, 5.50% due 6/01/2022          928
                      A         A2          5,345    (Nightingale--Bamford School Project), 5.85% due 1/15/2020                5,488
                      --------------------------------------------------------------------------------------------------------------
                      AAA       Aaa         7,965  New York City, New York, IDA, Parking Facility Revenue Bonds (Royal
                                                   Charter--New York Presbyterian), 5.75% due 12/15/2029 (d)                   8,826
                      --------------------------------------------------------------------------------------------------------------
                      AAA       Aaa         5,000  New York City, New York, IDA, Special Facilities Revenue Bonds
                                                   (Terminal One Group), AMT, 6.125% due 1/01/2024 (e)                         5,296
                      --------------------------------------------------------------------------------------------------------------
                      AAA       Aaa         2,300  New York State Dormitory Authority, Hospital Revenue Bonds (New York
                                                   Methodist Hospital), Series A, 6.05% due 2/01/2034 (a)(c)                   2,543
                      --------------------------------------------------------------------------------------------------------------
                      AAA       Aaa         1,000  New York State Dormitory Authority, Hospital Revenue Refunding Bonds
                                                   (New York Presbyterian Hospital), 5.50% due 8/01/2011 (a)(c)                1,139
                      --------------------------------------------------------------------------------------------------------------
                                                   New York State Dormitory Authority, Lease Revenue Bonds:
                      AAA       Aaa         2,500    (Municipal Health Facilities Improvement Program), Series 1, 5.50%
                                                     due 1/15/2012 (d)                                                         2,820
                      AAA       Aaa         2,350    (Municipal Health Facilities Improvement Program), Series 1, 5.50%
                                                     due 1/15/2013 (d)                                                         2,637
                      AAA       Aaa         1,535    (Municipal Health Facilities Improvement Program), Series 1, 5.50%
                                                     due 1/15/2014 (d)                                                         1,710
                      AAA       Aaa           645    (Office Facilities Audit and Control), 5.50% due 4/01/2023 (e)              678
                      --------------------------------------------------------------------------------------------------------------
                                                   New York State Dormitory Authority Revenue Bonds:
                      AAA       Aaa         1,340    (853 Schools Program), Issue 2, Series E, 5.75% due 7/01/2019 (a)         1,469
                      AAA       Aaa         2,175    (City University), Third Generation Reserves, Series 2, 6.25% due
                                                     7/01/2004 (e)(f)                                                          2,363
                      AAA       Aaa         4,285    (City University System), Consolidated Second Generation, Series A,
                                                     6.125% due 7/01/2013 (a)                                                  5,019
                      AAA       Aaa         1,200    (Cooper Union of Advance Science), 6.25% due 7/01/2029 (e)                1,345
                      A1+       VMIG1@      2,400    (Cornell University), VRDN, Series B, 1.65% due 7/01/2025 (h)             2,400
                      AAA       Aaa         3,470    (Court Facilities Lease Program), Series A, 5.625% due 5/15/2013 (e)      3,607
                      AAA       Aaa         2,058    (Gustavus Adolphus Children's School), Series B, 5.50% due
                                                     7/01/2018 (a)                                                             2,219
                      AAA       Aaa         6,750    (Interfaith Medical Center), Series D, 5.40% due 2/15/2028 (e)            6,972
                      AAA       Aaa         1,100    (Mental Health Services Facilities Improvement), Series D, 5.875% due
                                                     2/15/2015 (d)                                                             1,244
                      AAA       Aaa         1,845    (Pace University), 6% due 7/01/2019 (e)                                   2,081
                      AAA       Aaa         3,500    (Pace University), 6% due 7/01/2029 (e)                                   3,885
                      AAA       NR*         1,750    (Saint Agnes Hospital), 5.40% due 2/15/2025 (e)                           1,810
                      AAA       Aaa         2,150    (Saint Barnabas Hospital), 5.45% due 8/01/2035 (a)(c)                     2,208
                      AAA       Aaa         1,400    (State University Educational Facilities), Series B, 5.75% due
                                                     5/15/2013 (d)                                                             1,595
                      AAA       Aaa         1,135    (Upstate Community Colleges), Series A, 6% due 7/01/2017 (d)              1,296
                      AAA       Aaa           190    (Upstate Community Colleges), Series A, 6% due 7/01/2018 (d)                216
                      AAA       Aaa           270    (Upstate Community Colleges), Series A, 6% due 7/01/2019 (d)                304
                      --------------------------------------------------------------------------------------------------------------
                                                   New York State Dormitory Authority, Revenue Refunding Bonds:
                      AAA       Aaa         3,700    (Bronx-Lebanon Hospital Center), Series E, 5.20% due 2/15/2013 (e)        3,978
                      AAA       Aaa         6,125    (City University System), Consolidated Second Generation, Series A,
                                                     6.125% due 7/01/2011 (a)                                                  7,210
                      AAA       Aaa         7,810    (City University System), Consolidated Second Generation, Series A,
                                                     6.125% due 7/01/2012 (a)                                                  9,146
                      AAA       NR*         1,865    (City University System), Series 1, 5.25% due 7/01/2014 (b)               2,010
                      AAA       Aaa         3,000    (City University System), Series F, 5.50% due 7/01/2012 (b)               3,147
                      NR*       A3          2,240    (Lenox Hill Hospital Obligation Group), 5.75% due 7/01/2015               2,464
                      NR*       A3          2,500    (Lenox Hill Hospital Obligation Group), 5.50% due 7/01/2030               2,565
                      AAA       Aaa         3,400    (Saint Charles Hospital and Rehabilitation Center), Series A, 5.625%
                                                     due 7/01/2012 (e)                                                         3,786
                      AAA       NR*            30    Series B, 5.50% due 2/15/2007 (e)(f)                                         34
                      AAA       NR*         4,520    Series B, 5.50% due 8/15/2017 (e)                                         4,824
                      --------------------------------------------------------------------------------------------------------------
                      AAA       Aaa         6,500  New York State Dormitory Authority, State University Educational
                                                   Facilities Revenue Refunding Bonds (1989 Resources), 6% due
                                                   5/15/2012 (e)                                                               7,539
                      --------------------------------------------------------------------------------------------------------------
                                                   New York State Energy Research and Development Authority, Facilities
                                                   Revenue Refunding Bonds (Consolidated Edison Co. of New York),
                                                   Series A:
                      AAA       Aaa        12,505    6.10% due 8/15/2020 (a)(i)                                               14,023
                      AAA       Aaa         3,500    6.10% due 8/15/2020 (e)                                                   3,925
                      --------------------------------------------------------------------------------------------------------------
                      A1+       NR*           200  New York State Energy Research and Development Authority, PCR (Niagara
                                                   Mohawk Power Corporation Project), VRDN, AMT, Series B, 1.80% due
                                                   7/01/2027 (h)                                                                 200
                      --------------------------------------------------------------------------------------------------------------
                      AAA       Aaa         6,000  New York State Energy Research and Development Authority, PCR,
                                                   Refunding (Central Hudson Gas and Electric), Series A, 5.45% due
                                                   8/01/2027 (a)                                                               6,271
                      --------------------------------------------------------------------------------------------------------------
                      AAA       Aaa         1,285  New York State Energy Research and Development Authority, Solid Waste
                                                   Disposal Revenue Bonds (New York State Electric and Gas Co. Project),
                                                   AMT, Series A, 5.70% due 12/01/2028 (e)                                     1,322
                      --------------------------------------------------------------------------------------------------------------
                      AAA       Aaa         4,400  New York State Environmental Facilities Corporation, Water Facilities
                                                   Revenue Refunding Bonds (Spring Valley Water Company), Series B, 6.15%
                                                   due 8/01/2024                                                               4,783
                      --------------------------------------------------------------------------------------------------------------
                                                   New York State, HFA, Revenue Refunding Bonds, Series A:
                      AAA       Aaa         2,000    (Fulton Manor), 6.10% due 11/15/2025 (a)(c)                               2,201
                      AAA       Aaa         1,740    (Housing Mortgage Project), 6.10% due 11/01/2015 (d)                      1,906
                      AAA       Aaa         2,140    (Nursing Home and Health Care Project), 4.60% due 11/01/2006 (e)          2,314
                      --------------------------------------------------------------------------------------------------------------


                                     8 & 9

                       MuniHoldings New York Insured Fund, Inc., August 31, 2002

SCHEDULE OF INVESTMENTS (continued)                               (in Thousands)

                      S&P      Moody's      Face
STATE              Ratings++  Ratings++    Amount  Issue                                                                      Value
====================================================================================================================================
New York                                           New York State Medical Care Facilities Finance Agency Revenue Bonds,
(concluded)                                        Series A:
                      AAA       Aaa       $ 1,000    (Mental Health Services), 6% due 2/15/2005 (e)(f)                       $ 1,117
                      AAA       Aaa         6,800    (Montefiore Medical Center), 5.75% due 2/15/2025 (a)(c)                   7,176
                      --------------------------------------------------------------------------------------------------------------
                                                   New York State Mortgage Agency, Homeowner Mortgage Revenue Bonds, AMT:
                      AAA       NR*         2,805    Series 84, 5.90% due 4/01/2022 (e)                                        3,012
                      NR*       Aa1         1,990    Series 88, 6.25% due 4/01/2030                                            2,176
                      NR*       Aa1         5,500    Series 90, 6.35% due 10/01/2030                                           6,024
                      --------------------------------------------------------------------------------------------------------------
                                                   New York State Mortgage Agency, Homeowner Mortgage Revenue Refunding
                                                   Bonds:
                      NR*       Aa1         1,250    AMT, Series 54, 6.20% due 10/01/2026                                      1,366
                      AAA       Aaa         2,500    AMT, Series 54, 6.20% due 10/01/2026 (e)                                  2,732
                      NR*       Aa1         3,215    AMT, Series 58, 6.40% due 4/01/2027                                       3,448
                      AAA       Aaa         2,140    AMT, Series 67, 5.70% due 10/01/2017 (e)                                  2,304
                      NR*       Aa1         1,000    AMT, Series 86, 5.95% due 10/01/2020                                      1,070
                      AAA       Aaa         1,500    Series 59, 6.25% due 4/01/2027 (e)                                        1,659
                      NR*       Aa1         1,000    Series 61, 5.80% due 10/01/2017                                           1,082
                      AAA       NR*         2,100    Series 83, 5.55% due 10/01/2027 (e)                                       2,188
                      NR*       Aa1         1,000    Series 96, 5.50% due 10/01/2017                                           1,065
                      --------------------------------------------------------------------------------------------------------------
                                                   New York State Mortgage Agency Revenue Bonds:
                      NR*       Aaa         3,500    AMT, Series 27, 5.80% due 10/01/2020                                      3,712
                      NR*       NR*         5,700    AMT, Series 27, 5.875% due 4/01/2030 (e)                                  6,052
                      AAA       Aaa         6,000    Homeowner Mortgage, Series 89, 6% due 10/01/2017 (e)                      6,531
                      NR*       Aaa         2,450    RIB, Series 303, 11.26% due 10/01/2014 (g)                                2,672
                      --------------------------------------------------------------------------------------------------------------
                                                   New York State Mortgage Agency Revenue Refunding Bonds, AMT (e):
                      AAA       NR*         6,940    DRIVERS, Series 279, 10.11% due 10/01/2028 (g)                            7,873
                      AAA       Aaa         3,385    Series 82, 5.65% due 4/01/2030                                            3,507
                      --------------------------------------------------------------------------------------------------------------
                                                   New York State Thruway Authority, Highway and Bridge Trust Fund Revenue
                                                   Bonds:
                      AAA       Aaa         2,500    Series A, 5.90% due 4/01/2010 (d)(f)                                      2,934
                      AAA       Aaa         6,500    Series B, 5% due 4/01/2019 (a)                                            6,730
                      AAA       Aaa         8,500    Series B, 5% due 4/01/2020 (a)                                            8,728
                      AAA       Aaa         5,000    Series B-1, 5.75% due 4/01/2013 (b)                                       5,678
                      AAA       Aaa         3,000    Series B-1, 5.75% due 4/01/2014 (b)                                       3,390
                      --------------------------------------------------------------------------------------------------------------
                      AAA       Aaa         7,500  New York State Thruway Authority, Local Highway and Bridge Service
                                                   Contract Revenue Refunding Bonds, 6% due 4/01/2012 (e)                      8,571
                      --------------------------------------------------------------------------------------------------------------
                      AAA       Aaa         5,000  New York State Thruway Authority, Service Contract Revenue Bonds (Local
                                                   Highway and Bridge), 5.75% due 4/01/2009 (e)(f)                             5,808
                      --------------------------------------------------------------------------------------------------------------
                                                   New York State Urban Development Corporation Revenue Bonds (a):
                      AAA       Aaa         5,465    (Correctional Capital Facilities), Series 6, 5.375% due 1/01/2025         5,684
                      AAA       Aaa         4,000    (Correctional Facilities Service Contract), Series B, 5.25% due
                                                     1/01/2015                                                                 4,292
                      --------------------------------------------------------------------------------------------------------------
                      BBB       Baa1       15,000  Niagara County, New York, IDA, Solid Waste Disposal Revenue Refunding
                                                   Bonds, AMT, Series B, 5.55% due 11/15/2024                                 15,762
                      --------------------------------------------------------------------------------------------------------------
                      AAA       Aaa         1,700  Oneida County, New York, IDA, Civic Facilities Revenue Bonds (Mohawk
                                                   Valley), Series A, 5.20% due 2/01/2013 (d)                                  1,834
                      --------------------------------------------------------------------------------------------------------------
                      AAA       Aaa         1,800  Oneida-Herkimer, New York, Solid Waste Management Authority, Solid
                                                   Waste Revenue Refunding Bonds, 5.50% due 4/01/2013 (d)                      2,029
                      --------------------------------------------------------------------------------------------------------------
                      AAA       Aa2         4,500  Onondaga County, New York, IDA, Sewer Facilities Revenue Bonds
                                                   (Bristol-Myers Squibb Company Project), AMT, 5.75% due 3/01/2024            5,018
                      --------------------------------------------------------------------------------------------------------------
                      AAA       NR*         6,000  Port Authority of New York and New Jersey, Revenue Refunding Bonds,
                                                   DRIVERS, AMT, Series 177, 10.39% due 10/15/2032 (e)(g)                      7,134
                      --------------------------------------------------------------------------------------------------------------
                      AAA       Aaa         7,000  Port Authority of New York and New Jersey, Special Obligation Project
                                                   Revenue Bonds (JFK International Air Terminal LLC), Series 6, 5.90% due
                                                   12/01/2017 (e)                                                              7,602
                      --------------------------------------------------------------------------------------------------------------
                                                   Port Authority of New York and New Jersey, Special Obligation Revenue
                                                   Bonds (e):
                      AAA       NR*        13,365    DRIVERS, AMT, Series 278, 9.96% due 12/01/2022 (g)                       14,769
                      AAA       Aaa        20,330    (JFK International Air Terminal), AMT, Series 6, 6.25% due 12/01/2015    23,806
                      AAA       Aaa         3,000    (Special Project--JFK International Air Terminal), AMT, Series 6,
                                                     6.25% due 12/01/2011                                                      3,482
                      --------------------------------------------------------------------------------------------------------------
                      NR*       Aaa         2,340  Rome, New York, City School District, GO, 5.50% due 6/15/2017 (d)           2,543
                      --------------------------------------------------------------------------------------------------------------
                      NR*       Aaa         5,000  Schenectady, New York, IDA, Civic Facility Revenue Bonds (Union College
                                                   Project), Series A, 5.45% due 12/01/2029 (a)                                5,233
                      --------------------------------------------------------------------------------------------------------------
                      NR*       Aaa         3,000  Schenectady, New York, IDA, Civic Facility Revenue Refunding Bonds
                                                   (Union College Project), Series A, 5.625% due 7/01/2031 (a)                 3,236
                      --------------------------------------------------------------------------------------------------------------
                                                   Suffolk County, New York, IDA, Solid Waste Disposal Facility Revenue
                                                   Refunding Bonds (Ogden Martin System Huntington Project), AMT (a):
                      AAA       Aaa         4,660    6% due 10/01/2010                                                         5,399
                      AAA       Aaa         5,000    6.15% due 10/01/2011                                                      5,887
                      AAA       Aaa         3,530    6.25% due 10/01/2012                                                      4,249
                      --------------------------------------------------------------------------------------------------------------
                      AAA       A3          5,985  Suffolk County, New York, Public Improvement, GO, Refunding, Series C,
                                                   3% due 7/15/2003 (e)                                                        6,050
                      --------------------------------------------------------------------------------------------------------------
                      AA-       Aa3        10,600  Triborough Bridge and Tunnel Authority, New York, General Purpose
                                                   Revenue Bonds, Series A, 5.50% due 1/01/2032                               11,244
                      --------------------------------------------------------------------------------------------------------------
                      AAA       Aaa         3,500  Triborough Bridge and Tunnel Authority, New York, Special Obligation
                                                   Revenue Refunding Bonds, Series A, 4.75% due 1/01/2024 (e)                  3,472
                      --------------------------------------------------------------------------------------------------------------
                      AAA       Aaa         7,000  Westchester County, New York, IDA, Civic Facility Revenue Bonds
                                                   (Purchase College Foundation Housing Project), Series A, 5.75% due
                                                   12/01/2031 (a)                                                              7,715
                      --------------------------------------------------------------------------------------------------------------
                      AAA       Aaa         1,795  Yonkers, New York, GO, Series A, 5.75% due 10/01/2015 (b)                   2,043
                      --------------------------------------------------------------------------------------------------------------


                                    10 & 11

                       MuniHoldings New York Insured Fund, Inc., August 31, 2002

SCHEDULE OF INVESTMENTS (concluded)                               (in Thousands)

                      S&P      Moody's      Face
                   Ratings++  Ratings++    Amount  Issue                                                                    Value
===================================================================================================================================
Puerto Rico--4.6%                                  Puerto Rico Commonwealth, Highway and Transportation Authority,
                                                   Transportation Revenue Bonds:
                      A         Baa1      $13,000    Series D, 5.75% due 7/01/2041                                        $  14,312
                      AAA       Aaa         1,250    Trust Receipts, Class R, Series B, 10.152% due 7/01/2035 (e)(g)          1,556
                      -------------------------------------------------------------------------------------------------------------
                      NR*       Aa2         5,600  Puerto Rico Public Finance Corporation Revenue Bonds, DRIVERS, Series
                                                   272, 9.10% due 8/01/2030 (g)                                               6,580
===================================================================================================================================
                      Total Investments (Cost--$742,427)--163.0%                                                            786,150

                      Variation Margin on Financial Futures Contracts**--0.0%                                                  (166)

                      Other Assets Less Liabilities--1.9%                                                                     9,245

                      Preferred Stock, at Redemption Value--(64.9%)                                                        (313,045)
                                                                                                                          ---------
                      Net Assets Applicable to Common Stock--100.0%                                                       $ 482,184
                                                                                                                          =========
===================================================================================================================================

(a)   AMBAC Insured.
(b)   FGIC Insured.
(c)   FHA Insured.
(d)   FSA Insured.
(e)   MBIA Insured.
(f)   Prerefunded.
(g) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at August 31, 2002.
(h) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at August 31, 2002.
(i) Security represents collateral in connection with open financial futures contracts.
(j)   Escrowed to maturity.
(k)   FNMA Collateralized.
*     Not Rated.
**    Financial futures contracts sold as of August 31, 2002 were as follows:

                                                                  (in Thousands)
      --------------------------------------------------------------------------
      Number of                                   Expiration
      Contracts           Issue                      Date                Value
      --------------------------------------------------------------------------
        1,180       U.S. Treasury Notes          December 2002          $131,902
      --------------------------------------------------------------------------
      Total Financial Futures Contracts Sold
      (Total Contract Price--$130,611)                                  $131,902
                                                                        ========
      --------------------------------------------------------------------------

  @   Highest short-term rating by Moody's Investors Service, Inc.
 ++   Ratings of issues shown have not been audited by Deloitte & Touche LLP.

      See Notes to Financial Statements.

STATEMENT OF NET ASSETS

                        As of August 31, 2002
====================================================================================================================================
Assets:                 Investments, at value (identified cost--$742,427,103) .....................                     $786,149,897
                        Cash ......................................................................                           21,895
                        Interest receivable .......................................................                        9,827,600
                        Prepaid expenses ..........................................................                           23,425
                                                                                                                        ------------
                        Total assets ..............................................................                      796,022,817
                                                                                                                        ------------
====================================================================================================================================
Liabilities:            Payables:
                           Investment adviser .....................................................    $    317,863
                           Dividends to Common Stock shareholders .................................         205,772
                           Variation margin .......................................................         165,937          689,572
                                                                                                       ------------
                        Accrued expenses ..........................................................                          104,066
                                                                                                                        ------------
                        Total liabilities .........................................................                          793,638
                                                                                                                        ------------
====================================================================================================================================
Preferred Stock:        Preferred Stock, at redemption value, par value $.10 per share (12,520 shares of AMPS* issued and outstanding at $25,000 per share liquidation
                        preference) ...............................................................                      313,045,252
                                                                                                                        ------------
====================================================================================================================================
Net Assets Applicable   Net assets applicable to Common Stock .....................................                     $482,183,927
To Common Stock:                                                                                                        ============
====================================================================================================================================
Analysis of Net         Common Stock, par value $.10 per share (30,784,615 shares issued and
Assets Applicable to    outstanding) ..............................................................                     $  3,078,462
Common Stock:           Paid-in capital in excess of par ..........................................                      474,902,115
                        Undistributed investment income--net ......................................    $  4,100,018
                        Accumulated realized capital losses on investments--net ...................     (42,328,837)
                        Unrealized appreciation on investments--net ...............................      42,432,169
                                                                                                       ------------
                        Total accumulated earnings--net ...........................................                        4,203,350
                                                                                                                        ------------
                        Total--Equivalent to $15.66 net asset value per share of Common Stock
                        (market price--$14.37) ....................................................                     $482,183,927
                                                                                                                        ============
====================================================================================================================================

*     Auction Market Preferred Stock.

      See Notes to Financial Statements.


                                    12 & 13

                       MuniHoldings New York Insured Fund, Inc., August 31, 2002

STATEMENT OF OPERATIONS

                        For the Year Ended August 31, 2002
====================================================================================================================
Investment Income:      Interest .................................................                      $ 38,392,955
====================================================================================================================
Expenses:               Investment advisory fees .................................     $ 4,294,649
                        Commission fees ..........................................         796,062
                        Accounting services ......................................         265,372
                        Professional fees ........................................          86,486
                        Transfer agent fees ......................................          79,700
                        Custodian fees ...........................................          45,331
                        Printing and shareholder reports .........................          44,075
                        Directors' fees and expenses .............................          30,927
                        Listing fees .............................................          28,293
                        Pricing fees .............................................          27,086
                        Other ....................................................         212,106
                                                                                       -----------
                        Total expenses before reimbursement ......................       5,910,087
                        Reimbursement of expenses ................................        (352,298)
                                                                                       -----------
                        Total expenses after reimbursement .......................                         5,557,789
                                                                                                        ------------
                        Investment income--net ...................................                        32,835,166
                                                                                                        ------------
====================================================================================================================
Realized &              Realized loss on investments--net ........................                        (1,765,251)
Unrealized Loss         Change in unrealized appreciation on investments--net ....                        (2,920,567)
On Investments--Net:                                                                                    ------------
                        Total realized and unrealized loss on investments--net ...                        (4,685,818)
                                                                                                        ------------
====================================================================================================================
Dividends to Preferred  Investment income--net ...................................                        (4,598,035)
Stock Shareholders:                                                                                     ------------
                        Net Increase in Net Assets Resulting from Operations .....                      $ 23,551,313
                                                                                                        ============
====================================================================================================================

      See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                            For the Year Ended
                                                                                                                August 31,
                                                                                                     ------------------------------
                      Increase (Decrease) in Net Assets:                                                  2002             2001@
===================================================================================================================================
Operations:           Investment income--net ......................................................  $  32,835,166    $  31,944,356
                      Realized gain (loss) on investments--net ....................................     (1,765,251)       2,035,450
                      Change in unrealized appreciation on investments--net .......................     (2,920,567)      42,927,757
                      Dividends to Preferred Stock shareholders ...................................     (4,598,035)      (9,502,250)
                                                                                                     -------------    -------------
                      Net increase in net assets resulting from operations ........................     23,551,313       67,405,313
                                                                                                     -------------    -------------
===================================================================================================================================
Dividends to Common   Investment income--net ......................................................    (27,157,633)     (22,009,563)
Stock Shareholders:                                                                                  -------------    -------------
                      Net decrease in net assets resulting from dividends to Common Stock
                      shareholders ................................................................    (27,157,633)     (22,009,563)
                                                                                                     -------------    -------------
===================================================================================================================================
Common Stock          Proceeds from issuance of Common Stock resulting from reorganization ........             --       63,935,064
Transactions:         Write-off of offering costs resulting from the issuance of Common Stock .....             --           47,883
                      Write-off of offering costs resulting from the issuance of Preferred Stock ..             --           20,373
                                                                                                     -------------    -------------
                      Net increase in net assets derived from Common Stock transactions ...........             --       64,003,320
                                                                                                     -------------    -------------
===================================================================================================================================
Net Assets            Total increase (decrease) in net assets applicable to Common Stock ..........     (3,606,320)     109,399,070
Applicable to         Beginning of year ...........................................................    485,790,247      376,391,177
Common Stock:                                                                                        -------------    -------------
                      End of year* ................................................................  $ 482,183,927    $ 485,790,247
                                                                                                     =============    =============
===================================================================================================================================
                     *Undistributed investment income--net ........................................  $   4,100,018    $   2,696,268
                                                                                                     =============    =============
===================================================================================================================================

@ Certain prior year amounts have been reclassified to conform to current year presentation.

      See Notes to Financial Statements.


                                    14 & 15

                       MuniHoldings New York Insured Fund, Inc., August 31, 2002

FINANCIAL HIGHLIGHTS

                      The following per share data and ratios
                      have been derived from information provided in              For the Year Ended                 For the Period
                      the financial statements.                                       August 31,                     Sept. 19, 1997+
                                                                      -------------------------------------------     to August 31,
                      Increase (Decrease) in Net Asset Value:           2002       2001        2000        1999           1998
====================================================================================================================================
Per Share             Net asset value, beginning of period .........  $  15.78   $  14.19    $  14.16    $  16.07       $  15.00
Operating                                                             --------   --------    --------    --------       --------
Performance:+++       Investment income--net .......................      1.07@      1.12@       1.13        1.16           1.13
                      Realized and unrealized gain (loss) on
                      investments--net .............................      (.19)      1.52         .08       (1.75)          1.11
                      Dividends and distributions to Preferred
                      Stock shareholders:
                        Investment income--net .....................      (.12)      (.27)       (.37)       (.27)          (.30)
                        Realized gain on investments--net ..........        --         --          --        (.02)            --
                        In excess of realized capital gains on
                        investments--net ...........................        --         --          --        (.03)            --
                      Capital write-off (charge) resulting from
                      issuance of Preferred Stock ..................        --         --@@        --          --           (.09)
                                                                      --------   --------    --------    --------       --------
                      Total from investment operations .............       .76       2.37         .84        (.91)          1.85
                                                                      --------   --------    --------    --------       --------
                      Less dividends and distributions to Common
                      Stock shareholders:
                        Investment income--net .....................      (.88)      (.78)       (.81)       (.86)          (.75)
                        Realized gain on investments--net ..........        --         --          --        (.05)            --
                        In excess of realized capital gains on
                        investments--net ...........................        --         --          --        (.09)            --
                                                                      --------   --------    --------    --------       --------
                      Total dividends and distributions to Common
                      Stock shareholders ...........................      (.88)      (.78)       (.81)      (1.00)          (.75)
                                                                      --------   --------    --------    --------       --------
                      Capital write-off (charge) resulting from
                      issuance of Common Stock .....................        --         --@@        --          --           (.03)
                                                                      --------   --------    --------    --------       --------
                      Net asset value, end of period ...............  $  15.66   $  15.78    $  14.19    $  14.16       $  16.07
                                                                      ========   ========    ========    ========       ========
                      Market price per share, end of period ........  $  14.37   $  14.37    $ 12.625    $  14.00       $15.3125
                                                                      ========   ========    ========    ========       ========
====================================================================================================================================
Total Investment      Based on market price per share ..............     6.49%     20.75%      (3.58%)     (2.37%)         7.21%#
Return:**                                                             ========   ========    ========    ========       ========
                      Based on net asset value per share ...........     5.68%     17.97%       7.14%      (5.91%)        12.52%#
                                                                      ========   ========    ========    ========       ========
====================================================================================================================================
Ratios Based on       Total expenses, net of reimbursement and
Average Net Assets    excluding reorganization expenses*** .........     1.16%      1.14%       1.17%       1.13%           .80%*
Of Common Stock:                                                      ========   ========    ========    ========       ========
                      Total expenses, excluding reorganization
                      expenses*** ..................................     1.23%      1.24%       1.29%       1.19%          1.19%*
                                                                      ========   ========    ========    ========       ========
                      Total expenses*** ............................     1.26%      1.32%       1.46%       1.19%          1.19%*
                                                                      ========   ========    ========    ========       ========
                      Total investment income--net*** ..............     7.01%      7.46%       8.58%       7.43%          7.65%*
                                                                      ========   ========    ========    ========       ========
                      Amount of dividends to Preferred Stock
                      shareholders .................................      .98%      2.22%       2.90%       1.71%          2.06%*
                                                                      ========   ========    ========    ========       ========
                      Investment income--net, to Common Stock
                      shareholders .................................     6.03%      5.24%       5.68%       5.72%          5.59%*
                                                                      ========   ========    ========    ========       ========
====================================================================================================================================
Ratios Based on       Total expenses, net of reimbursement and
Average Net Assets    excluding reorganization expenses ............      .70%       .68%        .67%        .70%           .50%*
Of Common &                                                           ========   ========    ========    ========       ========
Preferred Stock:***   Total expenses, excluding reorganization
                      expenses .....................................      .74%       .74%        .74%        .74%           .75%*
                                                                      ========   ========    ========    ========       ========
                      Total expenses ...............................      .76%       .78%        .83%        .74%           .75%*
                                                                      ========   ========    ========    ========       ========
                      Total investment income--net .................     4.21%      4.41%       4.87%       4.59%          4.81%*
                                                                      ========   ========    ========    ========       ========
====================================================================================================================================
Ratios Based on       Dividends to Preferred Stock shareholders ....     1.47%      3.21%       3.80%       2.77%          3.48%*
Average Net Assets                                                    ========   ========    ========    ========       ========
Of Preferred Stock:
====================================================================================================================================
Supplemental Data:    Net assets, applicable to Common Stock,
                      end of period (in thousands) .................  $482,184   $485,790    $376,391    $138,595       $157,321
                                                                      ========   ========    ========    ========       ========
                      Preferred Stock outstanding, end of period
                      (in thousands) ...............................  $313,000   $313,000    $274,000    $ 95,000       $ 95,000
                                                                      ========   ========    ========    ========       ========
                      Portfolio turnover ...........................    86.39%     94.03%      85.08%      34.48%         52.91%
                                                                      ========   ========    ========    ========       ========
====================================================================================================================================
Leverage:             Asset coverage per $1,000 ....................  $  2,541   $  2,552    $  2,374    $  2,459       $  2,656
                                                                      ========   ========    ========    ========       ========
====================================================================================================================================
Dividends             Series A--Investment income--net .............  $    347   $    765    $    890    $    703       $    796
Per Share on                                                          ========   ========    ========    ========       ========
Preferred Stock       Series B--Investment income--net .............  $    348   $    784    $    909    $    684       $    769
Outstanding:++                                                        ========   ========    ========    ========       ========
                      Series C--Investment income--net .............  $    377   $    843    $    503          --             --
                                                                      ========   ========    ========    ========       ========
                      Series D--Investment income--net .............  $    391   $    842    $    495          --             --
                                                                      ========   ========    ========    ========       ========
                      Series E--Investment income--net .............  $    347   $    818    $    481          --             --
                                                                      ========   ========    ========    ========       ========
====================================================================================================================================

  *   Annualized.
 ** Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
***   Do not reflect the effect of dividends to Preferred Stock shareholders.
  +   Commencement of operations.
 ++ The Fund's Preferred Stock was issued on October 7, 1997 for Series A and B and March 6, 2000 for Series C, D and E.
+++ Certain prior year amounts have been reclassified to conform with current year presentation.
  @   Based on average shares outstanding.
 @@   Amount is less than $.01 per share.
  #   Aggregate total investment return.

      See Notes to Financial Statements.


                                    16 & 17

                       MuniHoldings New York Insured Fund, Inc., August 31, 2002

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

MuniHoldings New York Insured Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MHN. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options--The Fund is authorized to write covered call options and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income is recognized on the accrual basis. As required, effective September 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing all premiums and discounts on debt securities. The cumulative effect of this accounting change had no impact on total net assets of the Fund, but resulted in a $81,327 increase in cost of securities (which, in turn, results in a corresponding $81,327 decrease in net unrealized appreciation and a corresponding $81,327 increase in undistributed net investment income), based on securities held by the Fund as of August 31, 2001.

The effect of this change for the year ended August 31, 2002 was to increase net investment income by $41,371, decrease net unrealized appreciation by $88,105 and increase net realized loss on investments by $34,592. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change in presentation.

(e) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(f) Change in financial statement classification for Auction Market Preferred Stock ("AMPS")--In accordance with the provisions of the Financial Accounting Standards Board's Emerging Issues Task Force D-98 ("EITF D-98"), "Classification and Measurement of Redeemable Securities," effective for the current period, the Fund has reclassified its AMPS outside of permanent equity in the Net Assets section of the Statement of Net Assets. In addition, dividends to Preferred Stock shareholders are now classified as a component of the "Net Increase in Net Assets Resulting from Operations" on the Statement of Operations and Changes in Net Assets and as a component of the "Total from investment operations" in the Financial Highlights. Prior year amounts presented have been reclassified to conform to this period's presentation. The application of EITF D-98 related entirely to presentation and had no impact on net asset value or the allocation of net investment income or net realized capital gains or losses to Common Stock shareholders.

(g) Reclassification--Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year's permanent book/tax differences of $151,180 have been reclassified between paid-in capital in excess of par and undistributed net investment income and $91,745 has been reclassified between accumulated net realized capital losses and undistributed net investment income. These reclassifications have no effect on net assets or net asset value per share.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .55% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Stock. For the year ended August 31, 2002, FAM earned fees of $4,294,649, of which $352,298 was waived.

For the year ended August 31, 2002, the Fund reimbursed FAM $43,910 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended August 31, 2002 were $653,116,872 and $688,583,461, respectively.

Net realized gains (losses) for the year ended August 31, 2002 and net unrealized gains (losses) as of August 31, 2002 were as follows:

--------------------------------------------------------------------------------
                                               Realized             Unrealized
                                             Gains (Losses)       Gains (Losses)
--------------------------------------------------------------------------------
Long-term investments ................        $  9,050,512         $ 43,722,794
Financial futures contracts ..........         (10,815,763)          (1,290,625)
                                              ------------         ------------
Total ................................        $ (1,765,251)        $ 42,432,169
                                              ============         ============
--------------------------------------------------------------------------------


                                    18 & 19

                       MuniHoldings New York Insured Fund, Inc., August 31, 2002

NOTES TO FINANCIAL STATEMENTS (concluded)

As of August 31, 2002, net unrealized appreciation for Federal income tax purposes aggregated $43,810,899, of which $43,811,867 related to appreciated securities and $968 related to depreciated securities. The aggregate cost of investments at August 31, 2002 for Federal income tax purposes was $742,338,998.

4. Stock Transactions:

The Fund is authorized to issue 200,000,000 shares of stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of stock without approval of holders of Common Stock.

Common Stock

Shares issued and outstanding during the year ended August 31, 2002 remained constant and during the year ended August 31, 2001 increased by 4,253,368 as a result of reorganization.

Preferred Stock

"AMPS" are shares of Preferred Stock of the Fund, with a par value of $.10 per share and a liquidation preference of $25,000 per share, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at August 31, 2002 were as follows: Series A, 1.20%; Series B, 1.10%; Series C, 0.75%; Series D, 1.25% and Series E, 0.95%.

Shares issued and outstanding during the year ended August 31, 2002 remained constant and during the year ended August 31, 2001 increased by 1,560 as a result of reorganization.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the year ended August 31, 2002, Merrill Lynch, Pierce, Fenner & Smith Incorporated, an affiliate of FAM, earned $337,765 as commissions.

5. Distributions to Shareholders:

On September 5, 2002 a tax-exempt income dividend of $.073000 was declared. The dividend was paid on September 27, 2002, to shareholders of record on September 17, 2002.

The tax character of distributions paid during the fiscal years ended August 31, 2002 and August 31, 2001 was as follows:

--------------------------------------------------------------------------------
                                                 8/31/2002            8/31/2001
--------------------------------------------------------------------------------
Distributions paid from:
  Tax-exempt income ..................          $31,755,668          $31,511,813
                                                -----------          -----------
Total distributions ..................          $31,755,668          $31,511,813
                                                ===========          ===========
--------------------------------------------------------------------------------

As of August 31, 2002, the components of accumulated earnings on a tax basis were as follows:

--------------------------------------------------------------------------------
Undistributed tax-exempt income--net ...................         $  4,016,085
Undistributed long-term capital gains--net .............                   --
                                                                 ------------
Total undistributed earnings--net ......................            4,016,085
Capital loss carryforward ..............................          (31,587,046)*
Unrealized gains--net ..................................           31,774,311**
                                                                 ------------
Total accumulated earnings--net ........................         $  4,203,350
                                                                 ============
--------------------------------------------------------------------------------

 * On August 31, 2002, the Fund had a net capital loss carryforward of $31,587,046, of which $11,021,870 expires in 2007, $3,509,287 expires in
      2008 and $17,055,889 expires in 2009. This amount will be available to offset like amounts of any future taxable gains.
** The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on straddles, the difference between book and tax amortization methods for premiums and discounts on fixed income securities, amortization of organization expenses and the realization for tax purposes of unrealized gains (losses) on certain futures contracts.

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders
MuniHoldings New York Insured Fund, Inc.:

We have audited the accompanying statement of net assets, including the schedule of investments, of MuniHoldings New York Insured Fund, Inc., as of August 31, 2002, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the periods presented. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at August 31, 2002 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of MuniHoldings New York Insured Fund, Inc. as of August 31, 2002, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
New York, New York
October 9, 2002

IMPORTANT TAX INFORMATION (unaudited)

All of the net investment income distributions paid by MuniHoldings New York Insured Fund, Inc. during its taxable year ended August 31, 2002 qualify as tax-exempt interest dividends for Federal income tax purposes.

Please retain this information for your records.


                                    20 & 21

                       MuniHoldings New York Insured Fund, Inc., August 31, 2002

OFFICERS AND DIRECTORS

                                                                                                          Number of
                                                                                                        Portfolios in      Other
                                                   Position(s)   Length                                 Fund Complex   Directorships
                                                      Held       of Time    Principal Occupation(s)      Overseen by      Held by
Name                         Address & Age          with Fund    Served       During Past 5 Years         Director        Director
------------------------------------------------------------------------------------------------------------------------------------
      Interested Director
------------------------------------------------------------------------------------------------------------------------------------
Terry K. Glenn*         P.O. Box 9011               President    1999 to   Chairman, Americas Region      118 Funds        None
                        Princeton, NJ 08543-9011    and          present   since 2001, and Executive   169 Portfolios
                        Age: 61                     Director     and       Vice President since 1983
                                                                 1997 to   of Fund Asset Management,
                                                                 present   L.P. ("FAM") and Merrill
                                                                           Lynch Investment
                                                                           Managers, L.P. ("MLIM");
                                                                           President of Merrill
                                                                           Lynch Mutual Funds since
                                                                           1999; President of FAM
                                                                           Distributors, Inc.
                                                                           ("FAMD") since 1986 and
                                                                           Director thereof since
                                                                           1991; Executive Vice
                                                                           President and Director of
                                                                           Princeton Services, Inc.
                                                                           ("Princeton Services")
                                                                           since 1993; President of
                                                                           Princeton Administrators,
                                                                           L.P. since 1988; Director
                                                                           of Financial Data
                                                                           Services, Inc. since
                                                                           1985.
                      ==============================================================================================================
                      * Mr. Glenn is a director, trustee or member of an advisory board of certain other investment companies for which FAM or MLIM acts as investment adviser. Mr. Glenn is an "interested person," as described in the
                        Investment Company Act, of the Fund based on his positions as Chairman
                        (Americas Region) and Executive Vice President of FAM and MLIM; President
                        of FAMD; Executive Vice President of Princeton Services; and President of
                        Princeton Administrators, L.P. The Director's term is unlimited. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As Fund President, Mr. Glenn serves at the pleasure of the Board of Directors.
====================================================================================================================================

                                                                                                          Number of
                                                                                                        Portfolios in      Other
                                                   Position(s)   Length                                 Fund Complex   Directorships
                                                      Held       of Time    Principal Occupation(s)      Overseen by      Held by
Name                         Address & Age          with Fund    Served*      During Past 5 Years         Director        Director
------------------------------------------------------------------------------------------------------------------------------------
      Independent Directors
------------------------------------------------------------------------------------------------------------------------------------
Ronald W. Forbes        P.O. Box 9011               Director     1997 to   Professor Emeritus of           45 Funds        None
                        Princeton, NJ 08543-9011                 present   Finance, School of           54 Portfolios
                        Age: 61                                            Business, State
                                                                           University of New York at
                                                                           Albany since 2000; and
                                                                           Professor thereof from
                                                                           1989 to 2000.
====================================================================================================================================
Cynthia A. Montgomery   P.O. Box 9011               Director     1997 to   Professor, Harvard              45 Funds    Unum-
                        Princeton, NJ 08543-9011                 present   Business School since        54 Portfolios  Provident
                        Age: 50                                            1989.                                       Corporation;
                                                                                                                       and Newell
                                                                                                                       Rubbermaid
                                                                                                                       Inc.
====================================================================================================================================
Charles C. Reilly       P.O. Box 9011               Director     1997 to   Self-employed financial         45 Funds        None
                        Princeton, NJ 08543-9011                 present   consultant since 1990.       54 Portfolios
                        Age: 71
====================================================================================================================================
Kevin A. Ryan           P.O. Box 9011               Director     1997 to   Founder and currently           45 Funds        None
                        Princeton, NJ 08543-9011                 present   Director Emeritus of The     54 Portfolios
                        Age: 69                                            Boston University Center
                                                                           for the Advancement of
                                                                           Ethics and Character and
                                                                           Director thereof from
                                                                           1989 to 1999; Professor
                                                                           from 1982 to 1999 at
                                                                           Boston University.
====================================================================================================================================
Roscoe S. Suddarth      P.O. Box 9011               Director     2000 to   Former President, Middle        45 Funds        None
                        Princeton, NJ 08543-9011                 present   East Institute from 1995     54 Portfolios
                        Age: 67                                            to 2001.
====================================================================================================================================
Richard R. West         P.O. Box 9011               Director     1997 to   Professor of Finance            45 Funds    Bowne &
                        Princeton, NJ 08543-9011                 present   since 1984, and currently    54 Portfolios  Co., Inc.;
                        Age: 64                                            Dean Emeritus of New York                   Vornado
                                                                           University, Leonard N.                      Realty Trust;
                                                                           Stern School of Business                    and
                                                                           Administration.                             Alexander's
                                                                                                                       Inc.
====================================================================================================================================
Edward D. Zinbarg       P.O. Box 9011               Director     1997 to   Self-employed financial         45 Funds        None
                        Princeton, NJ 08543-9011                 present   consultant since 1994.       54 Portfolios
                        Age: 67
                      ==============================================================================================================
                      * The Director's term is unlimited. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.
====================================================================================================================================

                                                   Position(s)    Length
                                                      Held        of Time
Name                         Address & Age          with Fund     Served*          Principal Occupation(s) During Past 5 Years
------------------------------------------------------------------------------------------------------------------------------------
      Fund Officers
------------------------------------------------------------------------------------------------------------------------------------
Donald C. Burke         P.O. Box 9011               Vice         1997 to        First Vice President of FAM and MLIM since 1997
                        Princeton, NJ 08543-9011    President    present        and Treasurer thereof since 1999; Senior Vice
                        Age: 42                     and          and 1999       President and Treasurer of Princeton Services
                                                    Treasurer    to present     since 1999; Vice President of FAMD since 1999;
                                                                                Vice President of FAM and MLIM from 1990 to 1997;
                                                                                Director of Taxation of MLIM since 1990.
====================================================================================================================================
Kenneth A. Jacob        P.O. Box 9011               Senior       2001 to        Managing Director of MLIM since 2000; First Vice
                        Princeton, NJ 08543-9011    Vice         present        President of MLIM from 1997 to 2000; Vice
                        Age: 50                     President                   President of MLIM from 1984 to 1997.
====================================================================================================================================
John M. Loffredo        P.O. Box 9011               Senior       2001 to        Managing Director of MLIM since 2000; First Vice
                        Princeton, NJ 08543-9011    Vice         present        President of MLIM from 1997 to 2000; Vice
                        Age: 38                     President                   President of MLIM from 1991 to 1997.
====================================================================================================================================
Roberto W. Roffo        P.O. Box 9011               Vice         1999 to        Vice President of MLIM since 1996 and Portfolio
                        Princeton, NJ 08543-9011    President    present        Manager with MLIM since 1992.
                        Age: 34                     and
                                                    Portfolio
                                                    Manager
====================================================================================================================================
Alice A. Pellegrino     P.O. Box 9011               Secretary    2001 to        Director (Legal Advisory) of MLIM since 2002; Vice
                        Princeton, NJ 08543-9011                 present        President of MLIM from 1999 to 2002; Attorney
                        Age: 42                                                 associated with MLIM since 1997; Associate with
                                                                                Kirkpatrick & Lockhart LLP from 1992 to 1997.
                      ==============================================================================================================
                      * Officers of the Fund serve at the pleasure of the Board of Directors.
====================================================================================================================================

Custodian

The Bank of New York
100 Church Street
New York, NY 10286

Transfer Agents

Common Stock:

The Bank of New York
101 Barclay Street
New York, NY 10286

Preferred Stock:

The Bank of New York
100 Church Street
New York, NY 10286

NYSE Symbol

MHN


                                    22 & 23

[LOGO] Merrill Lynch  Investment Managers
                                                              [GRAPHICS OMITTED]

MuniHoldings New York Insured Fund, Inc. seeks to provide shareholders with current income exempt from Federal income taxes and New York State and New York City personal income taxes by investing primarily in a portfolio of long-term, investment-grade municipal obligations, the interest on which, in the opinion of bond counsel to the issuer, is exempt from Federal income taxes and New York State and New York City personal income taxes.

This report, including the financial information herein, is transmitted to shareholders of MuniHoldings New York Insured Fund, Inc. for their information. It is not a prospectus. The Fund has leveraged its Common Stock and intends to remain leveraged by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.

MuniHoldings New York Insured Fund, Inc.
Box 9011
Princeton, NJ
08543-9011

[RECYCLE LOGO] Printed on post-consumer recycled paper             #HOLDNY--8/02